                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     April 22, 2003
                                                  -----------------


                           CANARGO ENERGY CORPORATION
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-9147                   91-0881481
----------------------------- ------------------------- ------------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)

          CanArgo (Guernsey) Limited
           P.O. Box 291, St. Peter Port
              Guernsey, British Isles                     GY1 3RR
---------------------------------------------- ---------------------------------
     (Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code   (44) 1481 729 980
                                                    ------------------


              150 Buckingham Palace Road, London, England. SW1W 9TR
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    Financial Statements and Exhibits.

(c)        Exhibits


99.1 Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated April 22, 2003.


ITEM 9.     Regulation FD Disclosure.


Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated April 22, 2003. The Press Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CANARGO ENERGY CORPORATION

Date: April 22, 2003                           By: /s/ Liz Landles
                                                   -----------------------------
                                               Liz Landles, Corporate Secretary




--------------------------------------------------------------------------------